EXHIBIT 10.1D

EXHIBIT D: CLAIMS FORMS

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
INSTRUCTIONS

Please follow the instructions below to submit a claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the Claims Form Deadline. Late Claims Forms will not be considered.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS Claims Form. THIS Claims Form SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For the Claims Form to be valid, Claimants must provide ALL information requested concerning the Public Water System (PWS) and its groundwater wells and/or surface water systems ("Water Source").

Baseline Testing: Any Water Source tested for PFAS prior to U.S. EPA’s announcement of the testing requirements of UCMR 5 (December 2021), that did not result in a detection of PFAS, must re-test to meet Baseline Testing requirements. If a Water Source tested for PFAS after U.S. EPA’s announcement of the testing requirements of UCMR 5 using a methodology consistent with the requirements of UCMR 5 or applicable State requirements (if stricter) (the “Testing Methodology”) and it did not result in a Measurable Concentration of PFAS, no further testing is required on that Water Source. Test results must be submitted from untreated (raw) water samples, except that a result showing a detection of PFAS in a treated (finished) water sample may be used. However, all samples must be drawn from a Water Source that has been used to provide drinking water. BY SUBMITTING THIS CLAIMS FORM, YOU CERTIFY THAT THE PWS ON WHOSE BEHALF YOU ARE SUBMITTING THE CLAIMS FORM HAS tested all of its Test Sites for PFAS after U.S. EPA’s announcement of the testing requirements of UCMR 5 using THE TESTING METHODOLOGY.

A PWS that does not timely return a completed Claims Form and all of the required documents forfeits any right to participate in this settlement. For any questions about this Claims Form, you may contact ___________ at ____________.

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name

Exhibit D Page 1

EXHIBIT 10.1D

PWS Identification Number (PWSID)		Employer Identification Number	___ ___ - ___ ___ ___ ___ ___ ___ ___
PWS Facility Address	Street
	City		State	Zip

SECTION 1.2 PWS CONTACT INFORMATION
*Please note that communication for this Settlement may extend into the year 2030. Please provide contact information with this in mind and contact the Claims Administrator if any updates are required.

Name of PWS Primary Contact		Job Title of PWS Primary Contact
Telephone Number for Primary Contact	( ___ ___ ___ ) ___ ___ ___ - ___ ___ ___ ___	Fax Number	( ___ ___ ___ ) ___ ___ ___ - ___ ___ ___ ___
Email Address for Primary Contact		PWS "General" Email (if available)
Name of PWS Secondary Contact		Job Title of PWS Secondary Contact
Telephone Number for Secondary Contact	( ___ ___ ___ ) ___ ___ ___ - ___ ___ ___ ___	Email Address for Secondary Contact
*Payments will be sent to this address	Street/PO Box
	City		State	Zip

Exhibit D Page 2

EXHIBIT 10.1D

SECTION 1.3 LAWSUIT INFORMATION (CHECK YES OR NO)			YES	NO
Has PWS filed a lawsuit to recover damages associated with PFAS contamination of its public drinking water wells or surface water systems?
If yes, is the lawsuit currently pending/filed in the AFFF MDL?
If the lawsuit is NOT currently in the AFFF MDL, in which court is it pending?
Case Number
SECTION 1.4 ATTORNEY INFORMATION (IF APPLICABLE)			YES	NO
Is the PWS Represented by an Attorney? (Check Yes or No)
Attorney Name		Law Firm Name
Telephone Number	(________) ________ - ____________	Email Address
Law Firm Employer Identification Number
SECTION 2. QUALIFYING PWS INFORMATION
QUALIFYING QUESTIONS (CHECK YES OR NO)			YES	NO
Is the PWS required to test under UCMR-5?
Is the PWS required to test for PFAS by state law?
Does the PWS serve at least 15 service connections used by year-round residents?

Exhibit D Page 3

EXHIBIT 10.1D

Does the PWS serve at least 25 year-round residents?
Does the PWS serve fewer than 3,300 according to SDWIS as of {Settlement Date}?
Is the PWS in the United States of America or one of its territories?
Is the PWS owned or operated by a state (or territory of the United States) or the federal government?
PWS CODES WITHIN THE SAFE DRINKING WATER INFORMATION SYSTEM (SDWIS)

What is the PWS Owner Type Code as listed in SDWIS?

*Please enter one of the following: “L-Local Government" or "M-Public/Private" or "P-Private" or
"N-Native American" or "S-State Government" or "F-Federal Government"

If the PWS Owner Type Code is listed in SDWIS as either "S-State Government" or "F-Federal Government," does the PWS have the authority to sue or be sued in its own name?

*Please enter one of the following: "Yes" or "No"

*Please enter one of the following: “Active”, “Inactive”, “Change from public to non-public”, “Merged with another system” or “Potential future system to be regulated”

What is the PWS classification as listed in SDWIS?
*Please enter one of the following: "Community Water System" or "Non-Transient Non-Community Water System" or "Transient Non-Community Water System"

Note: If your type code is: (1) "Transient Non-Community Water System" OR (2) your type code is "Non-Transient Non-Community Water System" AND the PWS serves fewer than 3,300 people, skip to Section 6.

Exhibit D Page 4

EXHIBIT 10.1D

SECTION 3. WATER SOURCE SUMMARY INFORMATION
GROUNDWATER WELL SUMMARY	QUANTITY
How many Groundwater Wells are owned or operated by the PWS?

How many of these Groundwater Wells have been analyzed using a state or federal agency-approved analytical method consistent with the requirements of UCMR 5 (or stricter) and show a measurable concentration of PFAS prior to {Settlement Date}?

How many of these Groundwater Wells have been analyzed using a state or federal agency-approved analytical method consistent with the requirements of UCMR 5 (or stricter) and DO NOT show a measurable concentration of PFAS since U.S. EPA’s announcement of the testing requirements of UCMR 5?

SURFACE WATER SYSTEM SUMMARY	QUANTITY
How many Surface Water Systems are owned or operated by the PWS?

How many of these Surface Water Systems have been analyzed using a state or federal agency approved analytical method consistent with the requirements of UCMR 5 (or stricter) and show a measurable concentration of PFAS prior to {Settlement Date}?

How many of these Surface Water Systems have been analyzed using a state or federal agency approved analytical method consistent with the requirements of UCMR 5 (or stricter ) and DO NOT show a measurable concentration of PFAS since U.S. EPA’s announcement of the testing requirements of UCMR 5?

SECTION 4. WATER SOURCE INFORMATION

Please complete and submit information from Section 4 for EACH Water Source. See "Addendum X" to provide information for each additional Water Source.

Note: Groundwater Well Impacted Water Sources should report Flow Rates from the Groundwater Well. Surface Water System Impacted Water Sources should report treatment capacity from the surface water treatment plant.

Name or description of the Water Source. Note: This is the name or unique identifier listed on the testing laboratory chain of custody document.

Exhibit D Page 5

EXHIBIT 10.1D

Is this a Groundwater Well or Surface Water System?
*Please enter "Groundwater Well" or "Surface Water System."

Note: Please enter "Surface Water System" if a treatment plant is blending groundwater and surface water before treatment. Both systems are considered a Surface Water System.

WATER SOURCE QUESTIONS (CHECK YES OR NO)		YES	NO
Does the PWS own this Water Source?
Does the PWS operate this Water Source?
Has the water from this Water Source ever been used as drinking water?

Was this Water Source tested or otherwise analyzed for PFAS using a state or federal agency approved analytical method consistent with the requirements of UCMR 5 (or stricter) and found to contain any measurable concentration of PFAS on or before the {Settlement Date}?

Was this Water Source tested or otherwise analyzed for PFAS after U.S. EPA’s announcement of the testing requirements of UCMR 5 using a state or federal agency approved analytical method consistent with the requirements of UCMR 5 (or stricter) and found NOT to contain any PFAS at any level?

FLOW RATE / CAPACITY

Please answer the below questions indicating the maximum flow rate / capacity for the water source. Please indicate (check the correct box) if the measurement is in gallons per minute (GPM) or million gallons per day (MGD).

FLOW RATE / CAPACITY QUESTIONS	MAX FLOW RATE / CAPACITY	GPM	MGD
If this Water Source is a Groundwater Well, please enter the maximum flow rate.

Exhibit D Page 6

EXHIBIT 10.1D

If this Water Source is a Surface Water System, please enter the maximum capacity of the treatment system.
How was the maximum flow rate or capacity determined?

Note: Please indicate if the measurement is in gallons per minute (GPM) or million gallons per day (MGD) by checking the corresponding box. If the source was not in a particular year, please enter "0" (zero) for the Average Annual Flow Rate.

YEAR	AVERAGE ANNUAL FLOW RATE	GPM	MGD	Was the Avg. Annual Flow Rate reduced due to PFAS Contamination?
Groundwater Well Example: 2013	1500	
Surface Water System Example: 2014	4.3		
2013
2014
2015
2016
2017
2018

Exhibit D Page 7

EXHIBIT 10.1D

2019
2020
2021
2022
ADDITIONAL FLOW RATE INFORMATION (IF NECESSARY)

Each PWS is required to provide data for at least 3 years for which the Average Annual Flow Rate (AAFR) was not reduced due to PFAS contamination if available. If the PWS did not provide data for at least 3 years in which the AAFR was not reduced due to PFAS contamination (in the table above), please use the space below to provide additional information as needed. For example, if the AAFR for 9 of the previous 10 years has been reduced due to PFAS contamination, the PWS should provide 2 years of data below for the most recent unimpacted years.

YEAR	AVERAGE ANNUAL FLOW RATE	GPM	MGD
EXAMPLE: 2009	3000	
EXAMPLE: 2010	3500	

Exhibit D Page 8

EXHIBIT 10.1D

SECTION 5. PFAS TESTING RESULTS
PFOA CONTAMINATION TESTING

Please enter the below information to indicate PFOA contamination testing results. If this water source was not found to contain any PFAS at any level in testing under the Testing Methodology (as defined above) after U.S. EPA’s announcement of the testing requirements of UCMR 5, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical PFOA concentration in lab issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOA concentration converted to parts per trillion (PPT):	_____________________ PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations on the Impacted Water Source (e.g., EPA Method 537.1)?

Exhibit D Page 9

EXHIBIT 10.1D

PFOS CONTAMINATION TESTING

Please enter the below information to indicate PFOS contamination testing results. If this water source was not found to contain any PFAS at any level in testing under the Testing Methodology (as defined above) after U.S. EPA’s announcement of the testing requirements of UCMR 5, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical PFOS concentration in lab issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOS concentration converted to parts per trillion (PPT):	_____________________ PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations on the Impacted Water Source (e.g., EPA Method 537.1)?

Exhibit D Page 10

EXHIBIT 10.1D

OTHER PFAS CONTAMINATION TESTING

Please enter the below information to indicate other PFAS Chemical contamination testing results. If this water source was not found to contain any PFAS at any level in testing under the Testing Methodology (as defined above) after U.S. EPA’s announcement of the testing requirements of UCMR 5, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical concentration of one other PFAS Chemical in lab issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical concentration of one other PFAS Chemical concentration converted to parts per trillion (PPT):	_____________________ PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations on the Impacted Water Source (e.g., EPA Method 537.1)?

Exhibit D Page 11

EXHIBIT 10.1D

SECTION 6. CERTIFICATION AND SIGNATURE

By signing this Claims Form, Settlement Class Member represents and warrants the following for the benefit of Settling Defendants:

· The Settlement Class Member has authority to release all Released Claims on behalf of itself and all other Persons who are Releasing Persons by virtue of their relationship or association with it.

· The Settlement Class Member authorizes the Claims Administrator and/or Special Master to take all necessary action to satisfy the Settlement Class Member's obligation with respect to Section 11.6 of the Settlement Agreement including, but not limited to, reporting any Allocated Amount in Box 3 of an IRS Form 1098-F and filing such forms with the IRS.

I hereby declare under penalty of perjury under the laws of the State of __________________________________________ that the information within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this _____________day of _________________________ at _______________________________________(County), _____________________________________ (State).
DOCUMENTATION REQUIREMENTS

Please submit ALL documentation reflecting the information provided above including the following:
1. Lab issued documentation demonstrating historical maximum detections of PFOA, PFOS, and other PFAS
2. Lab issued testing chain of custody document
3. Documentation to support both Annual Average and Maximum Flow Rate or Treatment Plant Capacity of the Water Source
4. Filed and dated copy of the lawsuit filed by the PWS to recover damages associated with PFAS contamination of its public drinking water wells or surface water systems
5. A duly completed and executed IRS Form W-9 (or other information return required pursuant to Treasury Regulations Section 1.6050X-1(a)(1)) for the PWS with respect to each Settling Defendant,

Exhibit D Page 12

EXHIBIT 10.1D

6. A duly completed written statement that satisfies the requirements of Treasury Regulations Section 1.6050X-1(c) with respect to each Settling Defendant

7. A written authorization substantially in the form of Exhibit K attached to the Settlement Agreement for the Claims Administrator to file the forms set forth in item (5) with the IRS and to provide the written statements set forth in item (6) to each Settling Defendant

Exhibit D Page 13

EXHIBIT 10.1D

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Supplemental Claims Form
INSTRUCTIONS

Please follow the instructions below to submit a Supplemental claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the {Supplemental Claims Form Deadline}. Late Claims Forms will not be considered.

A PWS should ONLY complete this Claims Form for Impacted Water Sources (IWS) with a positive PFAS detection as of {Settlement Date} that either (a) experienced a change in state or federal MCL regulations or (b) the PFAS contamination levels have shifted from below MCL regulations to above MCL regulations.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS Claims Form. THIS Claims Form SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For the Claims Form to be valid, Claimants must provide ALL information requested concerning the Public Water System (PWS) and its Groundwater Wells and/or Surface Water Systems ("Water Source").

Baseline Testing: Any Water Source tested for PFAS prior to U.S. EPA’s announcement of the testing requirements of UCMR 5 (December 2021), that did not result in a detection of PFAS, must re-test to meet Baseline Testing requirements. If a Water Source tested for PFAS after U.S. EPA’s announcement of the testing requirements of UCMR 5 using a methodology consistent with the requirements of UCMR 5 or applicable State requirements (if stricter) (the “Testing Methodology”) and it did not result in a Measurable Concentration of PFAS, no further testing is required on that Water Source. Test results must be submitted from untreated (raw) water samples, except that a result showing a detection of PFAS in a treated (finished) water sample may be used. However, all samples must be drawn from a Water Source that has been used to provide drinking water. BY SUBMITTING THIS CLAIMS FORM, YOU CERTIFY THAT THE PWS ON WHOSE BEHALF YOU ARE SUBMITTING THE CLAIMS FORM HAS tested all of its Test Sites for PFAS after U.S. EPA’s announcement of the testing requirements of UCMR 5 using THE TESTING METHODOLOGY.

A PWS that does not timely return a completed Claims Form and all of the required documents forfeits any right to participate in this settlement. For any questions about this Claims Form, you may contact ___________ at ____________.

Exhibit D Page 14

EXHIBIT 10.1D

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	___ ___ - ___ ___ ___ ___ ___ ___ ___
SECTION 2. WATER SOURCE INFORMATION

Please complete and submit information from Section 4 for EACH Water Source. See "Addendum X" to provide information for each additional Water Source.

Note: Groundwater Well Impacted Water Sources should report Flow Rates from the Groundwater Well. Surface Water System Impacted Water Sources should report treatment capacity from the surface water treatment plant.

Name or description of the Water Source. Note: This is the name or unique identifier listed on the testing laboratory chain of custody document.

Is this a Groundwater Well or Surface Water System?
*Please enter "Groundwater Well" or "Surface Water System."

Note: Please enter "Surface Water System" if a treatment plant is blending groundwater and surface water before treatment. Both systems are considered a Surface Water System.

SECTION 3. PFAS TESTING RESULTS
PFOA CONTAMINATION TESTING

Please enter the below information to indicate PFOA contamination testing results. If this water source was not found to contain any PFAS at any level on or before the {Settlement Date}, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical PFOA concentration in lab issued documentation:

Exhibit D Page 15

EXHIBIT 10.1D

Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOA concentration converted to parts per trillion (PPT):	_____________________ PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations on the Impacted Water Source (e.g., EPA Method 537.1)?
PFOS CONTAMINATION TESTING

Please enter the below information to indicate PFOS contamination testing results. If this water source was not found to contain any PFAS at any level in testing under the Testing Methodology (as defined above) after U.S. EPA’s announcement of the testing requirements of UCMR 5, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical PFOS concentration in lab issued documentation:
Date of Sampling:

Exhibit D Page 16

EXHIBIT 10.1D

Company of the person who took the sample:
Date of analysis:
Highest historical PFOS concentration converted to parts per trillion (PPT):	_____________________ PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations on the Impacted Water Source (e.g., EPA Method 537.1)?
OTHER PFAS CONTAMINATION TESTING

Please enter the below information to indicate other PFAS Chemical contamination testing results. If this water source was not found to contain any PFAS at any level in testing under the Testing Methodology (as defined above) after U.S. EPA’s announcement of the testing requirements of UCMR 5, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical concentration of one other PFAS Chemical in lab issued documentation:
Date of Sampling:
Company of the person who took the sample:

Exhibit D Page 17

EXHIBIT 10.1D

Date of analysis:
Highest historical concentration of one other PFAS Chemical concentration converted to parts per trillion (PPT):	_____________________ PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations on the Impacted Water Source (e.g., EPA Method 537.1)?
SECTION 4. CERTIFICATION AND SIGNATURE

By signing this Claims Form, Settlement Class Member represents and warrants the following for the benefit of Settling Defendants:

· The Settlement Class Member has authority to release all Released Claims on behalf of itself and all other Persons who are Releasing Persons by virtue of their relationship or association with it.

· The Settlement Class Member authorizes the Claims Administrator and/or Special Master to take all necessary action to satisfy the Settlement Class Member's obligation with respect to Section 11.6 of the Settlement Agreement including, but not limited to, reporting any Allocated Amount in Box 3 of an IRS Form 1098-F and filing such forms with the IRS.

I hereby declare under penalty of perjury under the laws of the State of __________________________________________ that the information within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:

Exhibit D Page 18

EXHIBIT 10.1D

Authorized Representative's Printed Name:
Executed this _____________day of _________________________ at _______________________________________(County), _____________________________________ (State).
DOCUMENTATION REQUIREMENTS

Please submit ALL documentation reflecting the information provided above including the following:
1. Lab issued documentation demonstrating historical maximum detections of PFOA, PFOS, and other PFAS
2. Lab issued testing chain of custody document

3. A duly completed and executed IRS Form W-9 (or other information return required pursuant to Treasury Regulations Section 1.6050X-1(a)(1)) for the PWS with respect to each Settling Defendant,

4. A duly completed written statement that satisfies the requirements of Treasury Regulations Section 1.6050X-1(c) with respect to each Settling Defendant

5. A written authorization substantially in the form of Exhibit K attached to the Settlement Agreement for the Claims Administrator to file the forms set forth in item (3) with the IRS and to provide the written statements set forth in item (6) to each Settling Defendant

Exhibit D Page 19

EXHIBIT 10.1D

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Special Needs Claims Form
INSTRUCTIONS

Please follow the instructions below to submit a Special Needs claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the {Special Needs Claims Form Deadline}. Late Claims Forms will not be considered.

A Public Water System (PWS) may receive compensation for actions taken to reduce or eliminate the risk of supplying contaminated water. Special needs may include, but are not limited to, drilling new wells, purchasing supplemental water, taking wells offline or rerouting pipes. Detailed supporting documentation must be submitted.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS Claims Form. THIS Claims Form SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For any questions about this Claims Form, you may contact ___________ at ____________.

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	___ ___ - ___ ___ ___ ___ ___ ___ ___

Exhibit D Page 20

EXHIBIT 10.1D

SECTION 2. SPECIAL NEEDS CLAIM INFORMATION
NARRATIVE OF NEED/ISSUE

Total Amount Claimed	$ __________________________________ . ____ ____

Exhibit D Page 21

EXHIBIT 10.1D

SECTION 3. CERTIFICATION AND SIGNATURE

By signing this Claims Form, Settlement Class Member represents and warrants the following for the benefit of Settling Defendants:

· The Settlement Class Member has authority to release all Released Claims on behalf of itself and all other Persons who are Releasing Persons by virtue of their relationship or association with it.

· The Settlement Class Member authorizes the Claims Administrator and/or Special Master to take all necessary action to satisfy the Settlement Class Member's obligation with respect to Section 11.6 of the Settlement Agreement including, but not limited to, reporting any Allocated Amount in Box 3 of an IRS Form 1098-F and filing such forms with the IRS.

I hereby declare under penalty of perjury under the laws of the State of __________________________________________ that the information within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this _____________day of _________________________ at _______________________________________(County), _____________________________________ (State).
DOCUMENTATION REQUIREMENTS

1. A duly completed and executed IRS Form W-9 (or other information return required pursuant to Treasury Regulations Section 1.6050X-1(a)(1)) for the PWS with respect to each Settling Defendant,

2. A duly completed written statement that satisfies the requirements of Treasury Regulations Section 1.6050X-1(c) with respect to each Settling Defendant

3. A written authorization substantially in the form of Exhibit K attached to the Settlement Agreement for the Claims Administrator to file the forms set forth in item (1) with the IRS and to provide the written statements set forth in item (6) to each Settling Defendant

Exhibit D Page 22

EXHIBIT 10.1D

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Testing Compensation Claims Form
INSTRUCTIONS

Please follow the instructions below to submit a Testing Compensation claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the {Testing Compensation Claims Form Deadline}. Late Claims Forms will not be considered.

A Public Water System (PWS) should ONLY fill out this claim form if ALL testing of all Water Sources as of the {Settlement Date} indicated no detection of PFAS at any level OR the PWS has not yet completed baseline testing. Compensation from the Testing Fund is limited to one payment per water source owned and operated by the PWS during the Phase 2 Testing Period [dates].

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST
SIGN THIS CLAIM FORM. THIS CLAIM FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE.
YOU MAY ALSO FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For any questions about this Claims Form, you may contact ___________ at ____________.

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	___ ___ - ___ ___ ___ ___ ___ ___ ___

Exhibit D Page 23

EXHIBIT 10.1D

PWS Facility Address	Street
	City		State	Zip

SECTION 1.2 PWS CONTACT INFORMATION
*Please note that communication for this Settlement may extend into the year 2030. Please provide contact information with this in mind and contact the Claims Administrator if any updates are required.

Name of PWS Primary Contact		Job Title of PWS Primary Contact
Telephone Number for Primary Contact	( ___ ___ ___ ) ___ ___ ___ - ___ ___ ___ ___	Fax Number	( ___ ___ ___ ) ___ ___ ___ - ___ ___ ___ ___
Email Address for Primary Contact		PWS "General" Email (if available)
Name of PWS Secondary Contact		Job Title of PWS Secondary Contact
Telephone Number for Secondary Contact	( ___ ___ ___ ) ___ ___ ___ - ___ ___ ___ ___	Email Address for Secondary Contact
PWS Mailing Address *Payments will be sent to this address	Street/PO Box
	City		State	Zip
SECTION 1.3 LAWSUIT INFORMATION (CHECK YES OR NO)			YES	NO
Has PWS filed a lawsuit to recover damages associated with PFAS contamination of its public drinking water wells or surface water systems?

Exhibit D Page 24

EXHIBIT 10.1D

If yes, is the lawsuit currently pending/filed in the AFFF MDL?
If the lawsuit is NOT currently in the AFFF MDL, in which court is it pending?
Case Number
SECTION 1.4 ATTORNEY INFORMATION (IF APPLICABLE)			YES	NO
Is the PWS Represented by an Attorney? (Check Yes or No)
Attorney Name		Law Firm Name
Telephone Number	(________) ________ - ____________	Email Address
Law Firm Employer Identification Number
SECTION 2. QUALIFYING PWS INFORMATION
QUALIFYING QUESTIONS (CHECK YES OR NO)			YES	NO
Is the PWS required to test under UCMR-5?
Is the PWS required to test for PFAS by state law?
Does the PWS serve at least 15 service connections used by year-round residents?
Does the PWS serve at least 25 year-round residents?
Does the PWS fewer than 3,300 peopleaccording to SDWIS as of {Settlement Date}?

Exhibit D Page 25

EXHIBIT 10.1D

Is the PWS in the United States of America or one of its territories?
Is the PWS owned or operated by a state (or territory of the United States) or the federal government?
PWS CODES WITHIN THE SAFE DRINKING WATER INFORMATION SYSTEM (SDWIS)

What is the PWS Owner Type Code as listed in SDWIS?

*Please enter one of the following: “L-Local Government" or "M-Public/Private" or "P-Private" or
"N-Native American" or "S-State Government" or "F-Federal Government"

If the PWS Owner Type Code is listed in SDWIS as either "S-State Government" or "F-Federal Government," does the PWS have the authority to sue or be sued in its own name?

*Please enter one of the following: "Yes" or "No"

*Please enter one of the following: “Active”, “Inactive”, “Change from public to non-public”, “Merged with another system” or “Potential future system to be regulated”

What is the PWS classification as listed in SDWIS?
*Please enter one of the following: "Community Water System" or "Non-Transient Non-Community Water System" or "Transient Non-Community Water System"

Note: If your type code is: (1) "Transient Non-Community Water System" OR (2) your type code is "Non-Transient Non-Community Water System" AND the PWS serves 3,300 people or fewer, skip to Section 6.

SECTION 3. WATER SOURCE SUMMARY INFORMATION
How many Groundwater Wells are owned or operated by the PWS?
How many Surface Water Systems are owned or operated by the PWS?

Exhibit D Page 26

EXHIBIT 10.1D

SECTION 4. CERTIFICATION AND SIGNATURE

By signing this Claims Form, Settlement Class Member represents and warrants the following for the benefit of Settling Defendants:

· The Settlement Class Member has authority to release all Released Claims on behalf of itself and all other Persons who are Releasing Persons by virtue of their relationship or association with it.

· The Settlement Class Member authorizes the Claims Administrator and/or Special Master to take all necessary action to satisfy the Settlement Class Member's obligation with respect to Section 11.6 of the Settlement Agreement including, but not limited to, reporting any Allocated Amount in Box 3 of an IRS Form 1098-F and filing such forms with the IRS.

I hereby declare under penalty of perjury under the laws of the State of __________________________________________ that the information within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this _____________day of _________________________ at _______________________________________(County), _____________________________________ (State).
DOCUMENTATION REQUIREMENTS

1. A duly completed and executed IRS Form W-9 (or other information return required pursuant to Treasury Regulations Section 1.6050X-1(a)(1)) for the PWS with respect to each Settling Defendant,

2. A duly completed written statement that satisfies the requirements of Treasury Regulations Section 1.6050X-1(c) with respect to each Settling Defendant

3. A written authorization substantially in the form of Exhibit K attached to the Settlement Agreement for the Claims Administrator to file the forms set forth in item (1) with the IRS and to provide the written statements set forth in item (6) to each Settling Defendant

Exhibit D Page 27